Supplement dated September 29, 1997 to the
        Prospectus for Pilgrim America Masters Series, Inc. (the "Trust")
                             Dated January 15, 1997

Termination of Portfolio Manager for the Pilgrim America Masters LargeCap Value Fund (the "Fund")

     Effective October 31, 1997, Ark Asset Management Co., Inc. ("Ark") will no longer serve as Portfolio Manager of the Fund. Pilgrim America Investments, Inc. ("PAII"), which is currently the Investment Manager for the Fund, will manage the portfolio of the Fund effective November 1, 1997 pursuant to its existing investment management agreement with the Trust. PAII currently provides portfolio management services to five other Pilgrim America Funds.

     PAII, as investment manager for the Fund, is currently paid a fee at an annual rate of 1.00% based on the average daily net assets of the Fund. The fee paid by the Fund to PAII will remain the same after November 1, 1997. Because PAII will be handling the portfolio management responsibilities for the Fund, PAII will retain the portion of the fee that was otherwise paid by PAII to Ark as Portfolio Manager of the Fund.

     G. David Underwood, Vice President and Director of Research for PAII, will be primarily responsible for the day-to-day investment management of the Fund. Mr. Underwood is a co-manager of the Pilgrim America MagnaCap Fund. Mr. Underwood will be subject to oversight by Stanley D. Vyner, who will be responsible for specifying the philosophy and process for stock selection and their interpretation on a day to day basis, and who will exercise a right of veto over individual trades. Mr. Vyner presently provides the same level of oversight over the management of the Pilgrim America MagnaCap Fund.

     Following the assumption of portfolio management duties by PAII, significant portfolio turnover may occur in connection with a restructuring of the Fund's holdings to reflect the management style of PAII. Such restructuring may result in increased transactional costs for the Fund